Exhibit 99.3
                          UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


IN RE: EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.: 03-10841
                        Debtor                       REPORTING PERIOD: MAY 2003


                             MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                        WITHIN 20 DAYS AFTER END OF MONTH


Submit copy of report to any official committee appointed in the case.

======================================================================  =============  ========  ===========
                                                                                       DOCUMENT  EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED   ATTACHED
======================================================================  =============  ========  ===========
 Schedule of Cash Receipts and Disbursements                            MOR-1          X
----------------------------------------------------------------------  -------------  --------  -----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)  X
----------------------------------------------------------------------  -------------  --------  -----------
      Copies of bank statements                                                        X
----------------------------------------------------------------------  -------------  --------  -----------
      Cash disbursements journals                                                      X
----------------------------------------------------------------------  -------------  --------  -----------
 Statement of Operations                                                MOR-2          X
----------------------------------------------------------------------  -------------  --------  -----------
 Balance Sheet                                                          MOR-3          X
----------------------------------------------------------------------  -------------  --------  -----------
 Status of Postpetition Taxes                                           MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of IRS Form 6123 or payment receipt                                        N/A       See MOR4
----------------------------------------------------------------------  -------------  --------  -----------
     Copies of tax returns filed during reporting period                               X
----------------------------------------------------------------------  -------------  --------  -----------
 Summary of Unpaid Postpetition Debts                                   MOR-4          X
----------------------------------------------------------------------  -------------  --------  -----------
     Listing of aged accounts payable                                                  X
----------------------------------------------------------------------  -------------  --------  -----------
 Accounts Receivable Reconciliation and Aging                           MOR-5          X
----------------------------------------------------------------------  -------------  --------  -----------
 Debtor Questionnaire                                                   MOR-5          X
======================================================================  =============  ========  ===========


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



----------------------------------------
 Signature of Debtor                              Date



----------------------------------------
 Signature of Joint Debtor                        Date


 Lynda Entwistle                                  08/01/03
----------------------------------------
 Signature of Authorized Individual*              Date


 Lynda Entwistle                                  Corporate Controller
----------------------------------------
 Printed Name of Authorized Individual            Title of Authorized Individual



* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                    (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.             CASE NO.: 03-10841
                         Debtor                  REPORTING PERIOD: MAY 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

==================================================================================================================================
                                                                                                              CUMULATIVE
                                        BANK ACCOUNTS                         CURRENT MONTH                 FILING TO DATE
                             OPER.           MM             CD            ACTUAL        PROJECTED        ACTUAL        PROJECTED
CASH BEGINNING
   OF MONTH              1,057,306.02   8,721,028.52   1,795,901.56   11,574,236.10   11,574,236.10   3,726,860.15   3,726,860.15
-----------------------------------------------------------------------------------------------------------------------------------
 RECEIPTS
 CASH  SALES                                                                      -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE       572,052.02                                    572,052.02     572,052.02   2,021,910.92    2,021,910.92
-----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE -
   TRANSFER *             (661,323.62)                                  (661,323.62)   (661,323.62)   (661,323.62)    (661,323.62)
-----------------------------------------------------------------------------------------------------------------------------------
 LOANS AND ADVANCES                                                               -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------------
 SALE  OF  ASSETS          440,106.26                                    440,106.26     440,106.26   9,229,163.70    9,229,163.70
-----------------------------------------------------------------------------------------------------------------------------------
 DEPOSIT REFUNDS                                                                  -              -       6,445.00        6,445.00
-----------------------------------------------------------------------------------------------------------------------------------
 EXPENSE
   REIMBURSEMENTS            9,600.67                                      9,600.67       9,600.67      29,236.74       29,236.74
-----------------------------------------------------------------------------------------------------------------------------------
 INTEREST/DIVIDEND
   REVENUE                   1,719.94      10,004.86                      11,724.80      11,724.80      19,275.76       19,275.76
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                            -              -              -               -
-----------------------------------------------------------------------------------------------------------------------------------

 TRANSFERS -
   BETWEEN ACCOUNTS                                                               -              -              -               -
==================================================================================================================================

     TOTAL  RECEIPTS       362,155.27      10,004.86              -      372,160.13      372,160.13   10,644,708.50  10,644,708.50
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL               133,678.85                                    133,678.85      133,678.85    1,365,232.08   1,365,232.08
-----------------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES              89,821.30                                     89,821.30       89,821.30      822,532.57     822,532.57
-----------------------------------------------------------------------------------------------------------------------------------
 SALES, USE,
  & OTHER TAXES             86,838.54                                     86,838.54       86,838.54      118,416.36     118,416.36
-----------------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/
   LEASES                   17,262.53                                     17,262.53       17,262.53       88,629.80      88,629.80
-----------------------------------------------------------------------------------------------------------------------------------
 INSURANCE                  76,832.82                                     76,832.82       76,832.82       85,386.64      85,386.64
-----------------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE             15,310.62                                     15,310.62       15,310.62       24,281.45      24,281.45
-----------------------------------------------------------------------------------------------------------------------------------
 SELLING                    20,210.68                                     20,210.68       20,210.68       20,210.68      20,210.68
-----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFITS          18,408.92                                     18,408.92       18,408.92      209,233.18     209,233.18
-----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE BENEFIT
   PROVIDERS                 1,451.90                                      1,451.90        1,451.90        6,111.18       6,111.18
-----------------------------------------------------------------------------------------------------------------------------------
 EMPLOYEE TRAVEL
   REIMBURSEMENTS           57,672.83                                     57,672.83       57,672.83      155,780.47     155,780.47
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER  (ATTACH  LIST)                                                            -               -               -              -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL
-----------------------------------------------------------------------------------------------------------------------------------
   FEES & COSTS:
-----------------------------------------------------------------------------------------------------------------------------------
    LAWYERS                     73.50                                         73.50           73.50           73.50          73.50
-----------------------------------------------------------------------------------------------------------------------------------
    ACCOUNTANTS              9,174.00                                      9,174.00        9,174.00        9,174.00       9,174.00
-----------------------------------------------------------------------------------------------------------------------------------
    ADMINISTAR              26,685.10                                     26,685.10       26,685.10       56,112.10      56,112.10
-----------------------------------------------------------------------------------------------------------------------------------
    CONSULTANTS             41,473.83                                     41,473.83       41,473.83       58,893.83      58,893.83
-----------------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE
   QUARTERLY FEES                                                                 -               -               -              -
-----------------------------------------------------------------------------------------------------------------------------------
 COURT COSTS                                                                      -               -               -              -
==================================================================================================================================
 TOTAL DISBURSEMENTS       594,895.42              -              -      594,895.42      594,895.42    3,020,067.84   3,020,067.84
-----------------------------------------------------------------------------------------------------------------------------------

 NET CASH FLOW            (232,740.15)     10,004.86              -     (222,735.29)    (222,735.29)   7,624,640.66   7,624,640.66
-----------------------------------------------------------------------------------------------------------------------------------
 (RECEIPTS LESS
   DISBURSEMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

 CASH - END OF MONTH       824,565.87   8,731,033.38   1,795,901.56   11,351,500.81   11,351,500.81   11,351,500.81  11,351,500.81
==================================================================================================================================

* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND THEN TRANSFER THEM TO PRIMAVERA

                           THE FOLLOWING SECTION MUST BE COMPLETED
==================================================================================================
  DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------  ----------
TOTAL DISBURSEMENTS                                                                     594,895.42
--------------------------------------------------------------------------------------  ----------
     LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                          -
--------------------------------------------------------------------------------------  ----------
     PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)            -
--------------------------------------------------------------------------------------  ----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         594,895.42
======================================================================================  ==========

                                                                      FORM MOR-1
                                                                          (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.                          CASE NO.: 03-10841
                         Debtor                              REPORTING PERIOD: MAY 2003

                                                 BANK RECONCILIATIONS
                                             CONTINUATION SHEET FOR MOR-1
   A bank reconciliation must be included for each bank account.  The debtor's bank reconciliation may be substituted for this page.

====================================================================================================================
                                                   Operating           Money Market                      CD
---------------------------------------  ------------------------  --------------------  ---------------------------
                                                                                         # 9397-5000000951-0
---------------------------------------  ------------------------  --------------------  ---------------------------
                                         # 1891571489              # 1891730580          # 9397-5000001040-1
---------------------------------------  ------------------------  --------------------  ---------------------------
BALANCE PER BOOKS                          824,565.87              8,731,033.38                 1,795,901.56
---------------------------------------  ------------------------  --------------------  ---------------------------

---------------------------------------  ------------------------  --------------------  ---------------------------
BANK BALANCE                             1,030,035.82              8,731,033.38                 1,795,901.56
---------------------------------------  ------------------------  --------------------  ---------------------------
(+) DEPOSITS IN TRANSIT (ATTACH LIST)               -
---------------------------------------  ------------------------  --------------------  ---------------------------
(-)  OUTSTANDING CHECKS (ATTACH LIST)      (83,083.24)
---------------------------------------  ------------------------  --------------------  ---------------------------
OTHER  (ATTACH EXPLANATION)
---------------------------------------  ------------------------  --------------------  ---------------------------
   5/31 payroll - cleared bank 6/2/03     (122,386.71)
---------------------------------------  ------------------------  --------------------  ---------------------------
ADJUSTED BANK BALANCE *                    824,565.87              8,731,033.38                 1,795,901.56
=======================================  ========================  ====================  ===========================
*  Adjusted bank balance must equal
   balance per books

                                         =============  =========  ============  ======  ===================  ======
DEPOSITS IN TRANSIT                      Date           Amount     Date          Amount  Date                 Amount
                                         =============  =========  ============  ======  ===================  ======

                                         -------------  ---------  ------------  ------  -------------------  ------

                                         -------------  ---------  ------------  ------  -------------------  ------

                                         -------------  ---------  ------------  ------  -------------------  ------

                                         -------------  ---------  ------------  ------  -------------------  ------


                                         =============  =========  ============  ======  ===================  ======
CHECKS OUTSTANDING                       Ck. #          Amount     Ch. #         Amount  Ck. #                Amount
                                         =============  =========  ============  ======  ===================  ======
                                                 8588    2,715.83
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                 8589    1,146.90
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                 8590      860.91
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                20401    8,205.55
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                21017      124.95
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                21607    3,043.80
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                21702      482.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                21907    1,474.06
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                21930    2,821.60
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22092       50.51
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22111      532.26
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22117      226.25
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22118    1,512.44
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22126      862.67
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22149       39.07
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22153    3,684.50
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22170    5,427.27
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22171    4,761.03
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22172    6,100.34
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22173    8,000.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22174    8,000.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22175    4,060.17
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22195       97.40
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22196      120.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22197       92.73
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22198       21.90
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22199       70.81
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22200    4,163.85
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22201      260.21
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22202      870.02
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22203      156.13
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22206      255.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22207    3,674.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22208       19.20
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22209    1,500.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22210    1,875.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22211    3,150.00
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22212       73.28
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22213    2,194.30
                                         -------------  ---------  ------------  ------  -------------------  ------
                                                22214      357.30
                                         -------------  ---------  ------------  ------  -------------------  ------

                                         -------------  ---------  ------------  ------  -------------------  ------
                                         Total          83,083.24
====================================================================================================================


 OTHER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                              FORM MOR-1 (CON'T)
                                                                   (9/99)


IN RE:  EVOLVE SOFTWARE, INC, ET AL.               CASE NO.:  03-10841
                         Debtor                    REPORTING PERIOD: MAY 2003


                            CASH DISBURSEMENTS JOURNAL


 CHECK #          DATE                         PAYEE                    AMOUNT
---------  -------------------  ------------------------------------  ----------
Wire                  05/01/03  Cisco                                  15,582.77
22116                 05/02/03  AmeriCenter of Novi                       173.74
22117                 05/02/03  Associated Services                       226.25
22118                 05/02/03  AT&T                                    1,512.44
22119                 05/02/03  Ceridian Employer Services                471.88
22120                 05/02/03  Direct Bill Services                    4,389.97
22121                 05/02/03  Fireman's Fund Insurance                6,279.00
22122                 05/02/03  IOS Capital                               732.38
22123                 05/02/03  Cecille Matias                          2,500.00
22124                 05/02/03  PR Newswire                               135.00
22125                 05/02/03  ProBusiness Administrative Services       110.00
22126                 05/02/03  Time Warner Telecom                       862.67
22127                 05/02/03  United Parcel Service                   1,968.50
22128                 05/02/03  Rene Novoa                                400.00
22129                 05/02/03  Christopher Boas                        8,100.00
22130                 05/05/03  Hartford Life Insurance                 3,210.02
22131                 05/07/03  Judy Allen                                444.80
22132                 05/07/03  Joseph Castner                            675.89
22133                 05/07/03  John Cox                                2,458.12
22134                 05/07/03  Charles Evanson                         2,681.52
22135                 05/07/03  Scott Herber                              276.52
22136                 05/07/03  Mark Homrich                               77.49
22137                 05/07/03  Ali Javadi                                327.53
22138                 05/07/03  Mary Lichtenauer                          119.48
22139                 05/07/03  Bruce Lind                                168.98
22140                 05/07/03  Neil McIrwin                            1,138.82
22141                 05/07/03  Andrew Smith                            3,849.95
22142                 05/07/03  Tom Stoner                                 34.97
22143                 05/07/03  Mark Webster                           10,908.67
22144                 05/07/03  Jason Wells                             1,576.45
22145                 05/07/03  Steven Winograd                         1,131.06
22146                 05/07/03  Linda Zecher                            1,908.83
22147                 05/07/03  Christopher Boas                        2,985.00
22148                 05/07/03  Frank Davis                               106.12
22149                 05/07/03  Lynda Entwistle                            39.07
22150                 05/07/03  John Mitchell                           5,640.88
22151                 05/07/03  Joseph Recchia                          1,373.88
22153                 05/07/03  AT&T                                    3,684.50
22154                 05/07/03  Blakely Sokoloff Taylor & Zafman           73.50
22155                 05/07/03  Luce Press Clippings                       15.51
22156                 05/07/03  Darrin Short                            1,725.00
22158                 05/07/03  RSA Security                              361.26
Bank fees             05/13/03  Bank fees                                 397.42
Wire                  05/14/03  Cigna - 401k                            4,909.90
22159                 05/15/03  TX Comptroller of Public Accounts       2,000.00
Payroll               05/15/03  Payroll                                10,010.01
Wire                  05/15/03  Administar                             26,685.10
22160                 05/16/03  Commonwealth of Massachusett              154.50
22161                 05/16/03  New York State Sales Tax                6,723.75
22162                 05/16/03  RI Division of Taxation                 2,157.59


22164                 05/16/03  Virginia Department of Taxation         8,496.00
22165                 05/16/03  Virginia Department of Taxation         8,496.00
22166                 05/16/03  Virginia Department of Taxation         8,496.00
22167                 05/20/03  New Jersey Sales & Use Tax              7,016.99
22168                 05/20/03  New Jersey Sales & Use Tax              7,016.40
22169                 05/21/03  Jeffrey Wolk & Co                       3,000.00
Wire                  05/21/03  Texas Comptroller of Public Accounts   17,434.97
22170                 05/23/03  Amerihealth Administrators              5,427.27
22171                 05/23/03  Amerihealth Administrators              4,761.03
Wire                  05/23/03  CA State Board of Equalization         12,746.00
Wire                  05/27/03  Frank Crystal & Company                62,000.00
22172                 05/29/03  Delaware Secretary of State             6,100.34
22173                 05/29/03  Data and Distribution                   8,000.00
22174                 05/29/03  Data and Distribution                   8,000.00
22175                 05/29/03  Data and Distribution                   4,060.17
22176                 05/30/03  Judy Allen                                 58.78
22177                 05/30/03  Jennifer Barten                            96.27
22178                 05/30/03  Mike Bhatia                             1,358.99
22179                 05/30/03  Kenneth Bozzini                        25,416.43
22180                 05/30/03  Joseph Castner                          6,825.59
22181                 05/30/03  John Cox                                  131.62
22182                 05/30/03  Mark Homrich                              148.54
22183                 05/30/03  Ali Javadi                                125.29
22184                 05/30/03  David Larochelle                          993.51
22185                 05/30/03  Vincent Martinez                          124.48
22186                 05/30/03  Neil McIrwin                            1,069.29
22187                 05/30/03  Daniel Plunkett                           876.50
22188                 05/30/03  Andrew Smith                            1,240.45
22189                 05/30/03  Tom Stoner                                113.39
22190                 05/30/03  Mark Webster                            1,914.02
22191                 05/30/03  Jason Wells                             2,000.14
22192                 05/30/03  Steven Winograd                         1,342.61
22193                 05/30/03  Tommy Wong                                 81.50
22194                 05/30/03  Linda Zecher                            3,333.00
22195                 05/30/03  Christopher Boas                           97.40
22196                 05/30/03  Lynda Entwistle                           120.00
22197                 05/30/03  Sloan Looney                               92.73
22198                 05/30/03  John Mitchell                              21.90
22199                 05/30/03  Joseph Recchia                             70.81
22200                 05/30/03  AICCO                                   4,163.85
22201                 05/30/03  AmeriCenter of Novi                       260.21
22202                 05/30/03  Ceridian Employer Services                870.02
22203                 05/30/03  Cort Furniture                            156.13
22206                 05/30/03  Recall Secure Destruction Service         255.00
22207                 05/30/03  Cecille Matias                          3,674.00
22208                 05/30/03  Pacificare Behavioral Health               19.20
22209                 05/30/03  Petrini Van and Storage                 1,500.00
22210                 05/30/03  Raindance Communications                1,875.00
22211                 05/30/03  Darrin Short                            3,150.00
22212                 05/30/03  Shotgun Delivery                           73.28
22213                 05/30/03  Sprint                                  2,194.30
22214                 05/30/03  Vantas                                    357.30
EFT                   05/30/03  Joseph Castner - cashed EFT               675.89
Payroll               05/30/03  Payroll                               213,490.14
                                                                      ----------
           Total Disbursements                                        594,895.42
                                                                      ==========


IN RE:  EVOLVE SOFTWARE, INC, ET AL.                                  CASE NO.:  03-10841
                     Debtor                                           REPORTING PERIOD:  MAY 2003

                                          STATEMENT OF OPERATIONS
                                            (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

=========================================================================================================
                                                                                            CUMULATIVE
REVENUES                                                                         MONTH    FILING TO DATE
-----------------------------------------------------------------------------  ---------  ---------------
Gross Revenues                                                                        -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
Less:  Returns and Allowances                                                                          -
=============================================================================  =========  ===============
Net Revenue                                                                           -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------  ---------  ---------------
Beginning Inventory                                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Purchases                                                                                         -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Cost of Labor                                                                                     -
-----------------------------------------------------------------------------  ---------  ---------------
Add: Other Costs (attach schedule)                                                                     -
-----------------------------------------------------------------------------  ---------  ---------------
Less: Ending Inventory                                                                                 -
-----------------------------------------------------------------------------  ---------  ---------------
Cost of Goods Sold                                                                    -          300,399
=============================================================================  =========  ===============
Gross Profit                                                                          -        4,469,794
-----------------------------------------------------------------------------  ---------  ---------------
OPERATING EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
Advertising/Marketing                                                               283           21,278
-----------------------------------------------------------------------------  ---------  ---------------
Auto and Truck Expense                                                                -                -
-----------------------------------------------------------------------------  ---------  ---------------
Bad Debts                                                                             -                -
-----------------------------------------------------------------------------  ---------  ---------------
Contributions                                                                         -                -
-----------------------------------------------------------------------------  ---------  ---------------
Employee Benefits Programs                                                       10,935           67,718
-----------------------------------------------------------------------------  ---------  ---------------
Insider Compensation*                                                                 -          528,666
-----------------------------------------------------------------------------  ---------  ---------------
Insurance                                                                       110,338          196,888
-----------------------------------------------------------------------------  ---------  ---------------
Management Fees/Bonuses                                                               -                -
-----------------------------------------------------------------------------  ---------  ---------------
Office Expense                                                                    2,597           14,091
-----------------------------------------------------------------------------  ---------  ---------------
Pension & Profit-Sharing Plans                                                        -                -
-----------------------------------------------------------------------------  ---------  ---------------
Repairs and Maintenance                                                              65          107,129
-----------------------------------------------------------------------------  ---------  ---------------
Rent and Lease Expense                                                           17,210           45,587
-----------------------------------------------------------------------------  ---------  ---------------
Salaries/Commissions/Fees                                                        60,525        1,362,758
-----------------------------------------------------------------------------  ---------  ---------------
Consultants                                                                      17,281           36,375
-----------------------------------------------------------------------------  ---------  ---------------
Professional Fees                                                                 5,233          110,232
-----------------------------------------------------------------------------  ---------  ---------------
Supplies                                                                              -            1,317
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Payroll                                                                  13,329          121,021
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Real Estate                                                                   -                -
-----------------------------------------------------------------------------  ---------  ---------------
Taxes - Other                                                                     2,000            2,000
-----------------------------------------------------------------------------  ---------  ---------------
Travel and Entertainment                                                            349          120,088
-----------------------------------------------------------------------------  ---------  ---------------
Utilities                                                                         7,081           61,767
-----------------------------------------------------------------------------  ---------  ---------------
Other (attach schedule)                                                               -                -
=============================================================================  =========  ===============
Total Operating Expenses Before Depreciation                                    247,226        2,796,915
-----------------------------------------------------------------------------  ---------  ---------------
Depreciation/Depletion/Amortization                                                   -          245,349
=============================================================================  =========  ===============
Net Profit (Loss) Before Other Income & Expenses                               (247,226)       1,427,530
-----------------------------------------------------------------------------  ---------  ---------------
OTHER INCOME AND EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
Other Income (attach schedule) - interest revenue                                11,725           19,279
-----------------------------------------------------------------------------  ---------  ---------------
Interest Expense                                                                                       -
-----------------------------------------------------------------------------  ---------  ---------------
Other Expense (attach schedule) - foreign exchange gain/(loss)                  115,725          121,435
=============================================================================  =========  ===============
Net Profit (Loss) Before Reorganization Items                                  (119,776)       1,568,244
-----------------------------------------------------------------------------  ---------  ---------------
REORGANIZATION ITEMS
Professional Fees                                                               (76,853)        (209,124)
-----------------------------------------------------------------------------  ---------  ---------------
Consultants
-----------------------------------------------------------------------------  ---------  ---------------
U. S. Trustee Quarterly Fees                                                     (2,000)          (4,750)
-----------------------------------------------------------------------------  ---------  ---------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                           -
-----------------------------------------------------------------------------  ---------  ---------------
Gain (Loss) from Sale of Equipment                                                    -        8,510,341
-----------------------------------------------------------------------------  ---------  ---------------
Other Reorganization Expenses (attach schedule) For Administar                  (15,534)         (63,250)
=============================================================================  =========  ===============
Total Reorganization Expenses                                                   (94,387)       8,233,217
-----------------------------------------------------------------------------  ---------  ---------------
Income Taxes                                                                          -                -
=============================================================================  =========  ===============
Net Profit (Loss)                                                              (214,163)       9,801,461
=============================================================================  =========  ===============

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                       (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.: 03-10841
                        Debtor                       REPORTING PERIOD: MAY 2003

                                                   BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

=====================================================================  ========================  ================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
ASSETS                                                                 CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------

CURRENT ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
Unrestricted Cash and Equivalents                                                 9,555,599.25      1,930,958.59
---------------------------------------------------------------------  ------------------------  ----------------
Restricted Cash and Cash Equivalents (see continuation sheet)                     1,795,901.56      1,795,901.56
---------------------------------------------------------------------  ------------------------  ----------------
Accounts Receivable (Net)                                                           147,011.43      2,267,397.46
---------------------------------------------------------------------  ------------------------  ----------------
Notes Receivable                                                                             -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Inventories                                                                                  -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Prepaid Expenses                                                                    127,842.09        848,681.78
---------------------------------------------------------------------  ------------------------  ----------------
Professional Retainers                                                              252,618.06        398,210.38
---------------------------------------------------------------------  ------------------------  ----------------
Other Current Assets (attach schedule)                                              210,456.67        185,083.18
---------------------------------------------------------------------  ------------------------  ----------------
TOTAL CURRENT ASSETS                                                             12,089,429.06      7,426,232.95
---------------------------------------------------------------------  ------------------------  ----------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------  ------------------------  ----------------
Real Property and Improvements                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Machinery and Equipment                                                                      -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Furniture, Fixtures and Office Equipment                                                     -      7,215,859.24
---------------------------------------------------------------------  ------------------------  ----------------
Leasehold Improvements                                                                       -        113,831.00
---------------------------------------------------------------------  ------------------------  ----------------
Vehicles                                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Less Accumulated Depreciation                                                                -     (5,740,969.35)
---------------------------------------------------------------------  ------------------------  ----------------
TOTAL PROPERTY & EQUIPMENT                                                                   -      1,588,720.89
---------------------------------------------------------------------  ------------------------  ----------------
OTHER ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
Loans to Insiders*
---------------------------------------------------------------------  ------------------------  ----------------
Other Assets (attach schedule)                                                    3,662,940.19      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------
TOTAL OTHER ASSETS                                                                3,662,940.19      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
TOTAL ASSETS                                                                     15,752,369.25     12,509,654.85
=====================================================================  ========================  ================

=====================================================================  ========================  ================
                                                                       BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                           CURRENT REPORTING MONTH   PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
---------------------------------------------------------------------
Accounts Payable                                                                    107,609.57                 -
---------------------------------------------------------------------  ------------------------  ----------------
Taxes Payable (refer to FORM MOR-4)                                                   6,454.21                 -
---------------------------------------------------------------------  ------------------------  ----------------
Wages Payable                                                                                -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Notes Payable                                                                                -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Rent / Leases - Building/Equipment                                                           -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Secured Debt / Adequate Protection Payments                                                  -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Professional Fees                                                                            -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Amounts Due to Insiders*                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
Other Postpetition Liabilities (attach schedule)                                    189,823.48      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
TOTAL POSTPETITION LIABILITIES                                                      303,887.26      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------  ------------------------  ----------------
Secured Debt                                                                          1,390.97          1,390.97
---------------------------------------------------------------------  ------------------------  ----------------
Priority Debt                                                                        61,141.30        445,198.40
---------------------------------------------------------------------  ------------------------  ----------------
Unsecured Debt                                                                    3,164,347.83      3,816,369.81
---------------------------------------------------------------------  ------------------------  ----------------
TOTAL PRE-PETITION LIABILITIES                                                    3,226,880.10      4,262,959.18
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
TOTAL LIABILITIES                                                                 3,530,767.36     10,089,536.93
---------------------------------------------------------------------  ------------------------  ----------------
OWNER EQUITY
---------------------------------------------------------------------  ------------------------  ----------------
Capital Stock                                                                        10,426.49         10,466.04
---------------------------------------------------------------------  ------------------------  ----------------
Additional Paid-In Capital                                                      271,217,625.50    271,217,563.00
---------------------------------------------------------------------  ------------------------  ----------------
Partners' Capital Account
---------------------------------------------------------------------  ------------------------  ----------------
Owner's Equity Account
---------------------------------------------------------------------  ------------------------  ----------------
Retained Earnings - Pre-Petition                                               (268,807,911.12)  (268,807,911.12)
---------------------------------------------------------------------  ------------------------  ----------------
Retained Earnings - Postpetition                                                  9,801,461.02                 -
---------------------------------------------------------------------  ------------------------  ----------------
Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
Postpetition Contributions (Distributions) (Draws) (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
NET OWNER EQUITY                                                                 12,221,601.89      2,420,117.92
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                             15,752,369.25     12,509,654.85
=====================================================================  ========================  ================

                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                          (9/99)
                                                                              -

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.: 03-10841
                         Debtor                       REPORTING PERIOD: MAY 2003


                                           BALANCE SHEET - continuation sheet

===================================================  =======================  =============
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
                 ASSETS                              CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Current Assets
---------------------------------------------------  -----------------------  -------------
       Miscellaneous receivables                                  150,441.52     117,423.03
---------------------------------------------------  -----------------------  -------------
       Deposits                                                    60,015.15      67,660.15
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
                                                                  210,456.67     185,083.18
---------------------------------------------------  -----------------------  -------------
Other Assets
---------------------------------------------------  -----------------------  -------------
       Intercompany receivable from subsidiaries                3,662,940.19   3,494,701.01
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
                                                     BOOK VALUE AT END OF     BOOK VALUE ON
        LIABILITIES AND OWNER EQUITY                 CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
 Other Postpetition Liabilities
---------------------------------------------------  -----------------------  -------------
        Payable to Primavera                                       47,544.15              -
---------------------------------------------------  -----------------------  -------------
        Miscellaneous accruals                                     71,701.18      87,551.00
---------------------------------------------------  -----------------------  -------------
        Royalties accrued                                          36,500.02              -
---------------------------------------------------  -----------------------  -------------
        Deferred revenue                                           34,078.13   5,676,561.43
---------------------------------------------------  -----------------------  -------------
        Deferred rent                                                      -      62,465.32
---------------------------------------------------  -----------------------  -------------
            Total                                                 189,823.48   5,826,577.75
---------------------------------------------------  -----------------------  -------------
 Adjustments to Owner Equity
---------------------------------------------------  -----------------------  -------------
        None
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
 Postpetition Contributions (Distributions) (Draws)

---------------------------------------------------  -----------------------  -------------
        None
---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------

===================================================  =======================  =============


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.




                                                             FORM MOR-3 (CON'T)
                                                             (9/99)

IN RE:  EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.:  03-10841
                         Debtor                       REPORTING PERIOD: MAY 2003

                              STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach  photocopies  of  any  tax  returns  filed  during  the reporting period.


================================  =========  ===========  ===========  =========  =========  =========
                                  BEGINNING    AMOUNT                                         ENDING
                                     TAX     WITHHELD OR    AMOUNT       DATE     CHECK NO.     TAX
                                  LIABILITY    ACCRUED       PAID        PAID      OR EFT    LIABILITY
================================  =========  ===========  ===========  =========  =========  =========
FEDERAL
======================================================================================================
Withholding                       All payroll taxes are paid by directly by our payroll processing
------------------------------------------------------------------------------------------------------
FICA-Employee                     company, Ceridian. They are withheld and taken from our bank account
------------------------------------------------------------------------------------------------------
FICA-Employer                     by Ceridian at the time our payroll is processed.
------------------------------------------------------------------------------------------------------
Unemployement
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Income                                    -     2,000.00   (2,000.00)  5/15/2003      22159          -
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Other:   Canada                           -                                                          -
================================  =========  ===========  ===========  =========  =========  =========
    Total Federal Taxes                   -            -           -           -          -          -
================================  =========  ===========  ===========  =========  =========  =========
STATE AND LOCAL
================================  =========  ===========  ===========  =========  =========  =========
Withholding
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Sales                             85,192.41            -  (78,738.20)  Various    Various     6,454.21
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Excise
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Unemployment
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Real Property
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Personal Property
--------------------------------  ---------  -----------  -----------  ---------  ---------  ---------
Other:
================================  =========  ===========  ===========  =========  =========  =========
    Total State and Local         85,192.41            -  (78,738.20)                         6,454.21
================================  =========  ===========  ===========  =========  =========  =========
TOTAL TAXES                       85,192.41            -  (78,738.20)                         6,454.21
================================  =========  ===========  ===========  =========  =========  =========


                                  SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                             NUMBER OF DAYS PAST DUE
                                            ==========================================================
                                             Current     0-30      31-60    61-90  Over 90    Total
                                            ---------  --------  ---------  -----  -------  ----------
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Accounts Payable                            89,271.78  6,436.49  11,901.30                  107,609.57
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Wages Payable                                                                                        -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Taxes Payable                                6,454.21                                         6,454.21
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Rent/Leases-Building                                                                                 -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Rent/Leases-Equipment                                                                                -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Secured Debt/Adequate Protection Payments                                                            -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Professional Fees                                   -                                                -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Amounts Due to Insiders*                                                                             -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Other:________________________________                                                               -
------------------------------------------  ---------  --------  ---------  -----  -------  ----------
Other:________________________________                                                               -
==========================================  =========  ========  =========  =====  =======  ==========
TOTAL POSTPETITION DEBTS                    95,725.99  6,436.49  11,901.30      -        -  114,063.78
==========================================  =========  ========  =========  =====  =======  ==========


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------
Pay as they become due with cash-on-hand.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                       (9/99)

IN RE: EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.:  03-10841
                        Debtor                       REPORTING PERIOD:  MAY 2003


                                     ACCOUNTS PAYABLE AGING


                                                  NUMBER OF DAYS PAST DUE
                                ==========================================================
                                 Current     0-30      31-60    61-90  Over 90    Total
                                ---------  --------  ---------  -----  -------  ----------
ABE Staffing Services, LLC                              181.50                      181.50
Administar                       6,930.96                                         6,930.96
Arcus Data Security, Inc.                               128.98                      128.98
AT&T                             7,081.33  4,824.99   5,182.11                   17,088.43
Baker & McKenzie                   147.50                                           147.50
BlackBerry                       1,310.99               676.64                    1,987.63
Bozzini, Ken                     2,407.00                                         2,407.00
Cambridge Transportation                       4.00                                   4.00
Ceridan                            498.54                                           498.54
CGLIC                              112.72                                           112.72
Computershare Investor Service   1,526.51               332.62                    1,859.13
FKM Copier Products                                      88.63                       88.63
Gray Cary Ware & Freidenrich                 557.50                                 557.50
HQ Oakbrook                        243.17                                           243.17
HQ Penn Center                     142.93                                           142.93
Instashred Security Services       235.00                                           235.00
Iron Mountain                    1,548.24               346.97                    1,895.21
Luce Press Clippings                                    104.18                      104.18
Mansell Group, Inc.                          300.00                                 300.00
Petrini Van and Storage Inc.        40.00               227.10                      267.10
PR Newswire                        763.04                                           763.04
Raindance Communications, Inc.   2,516.10               950.72                    3,466.82
Shotgun Delivery                    36.64                                            36.64
Sprint                                                2,733.27                    2,733.27
Time Warner Telecom                                     305.58                      305.58
US Trustee                                   750.00                                 750.00
Vantas                              53.38               153.00                      206.38
WebEx, Inc.                                             490.00                      490.00
Young, Conaway                  63,677.73                                        63,677.73
                                ----------------------------------------------------------
   Total                        89,271.78  6,436.49  11,901.30      -        -  107,609.57
                                ==========================================================

IN RE: EVOLVE SOFTWARE, INC, ET AL.                  CASE NO.: 03-10841
                        Debtor                       REPORTING PERIOD: MAY 2003


                   ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


====================================================================  ===========
ACCOUNTS RECEIVABLE RECONCILIATION                                      AMOUNT
====================================================================  ===========
Total Accounts Receivable at the beginning of the reporting period    148,404.71
--------------------------------------------------------------------  -----------
+ Amounts billed during the period
--------------------------------------------------------------------
- Amounts collected during the period                                 (1,393.28)
--------------------------------------------------------------------  -----------
Total Accounts Receivable at the end of the reporting period          147,011.43
--------------------------------------------------------------------  -----------

====================================================================  ===========
ACCOUNTS RECEIVABLE AGING                                             AMOUNT
====================================================================  ===========
0 - 30 days old
--------------------------------------------------------------------  -----------
31 - 60 days old
--------------------------------------------------------------------  -----------
61 - 90 days old
--------------------------------------------------------------------  -----------
91+ days old                                                          147,011.43
--------------------------------------------------------------------  -----------
Total Accounts Receivable                                             147,011.43
--------------------------------------------------------------------  -----------
Amount considered uncollectible (Bad Debt)                                     -
--------------------------------------------------------------------  -----------
Accounts Receivable (Net)                                             147,011.43
--------------------------------------------------------------------  -----------


                               DEBTOR QUESTIONNAIRE

=========================================================================================  ===  ===
 MUST BE COMPLETED EACH MONTH                                                              YES  NO
=========================================================================================  ===  ===
 1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                               X
-----------------------------------------------------------------------------------------  ---  ---
 2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                       X
-----------------------------------------------------------------------------------------  ---  ---
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                 X
-----------------------------------------------------------------------------------------  ---  ---
 4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                             X
-----------------------------------------------------------------------------------------  ---  ---

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

 Note to accounts receivable collections - all of our receivables less than 90 days old
---------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
---------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
---------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Note to #2 - we are using our prepetition bank accounts with permission of the court
---------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
---------------------------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                      (9/99)